EXHIBIT 10.2

SECURITIES PURCHASE AGREEMENT
THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made on June 6, 2017 between the seller signature hereto (“Seller”) and the purchaser signature hereto (“Purchaser”).
WHEREAS, pursuant to the Securities Purchase Agreement (as amended, restated or otherwise modified from time to time, the “Securities Purchase Agreement”), dated as of November 20, 2015, by and among JRjr33, Inc. (f/k/a CVSL Inc.), a Florida corporation (the “Company”), and the investors listed on the Schedule of Buyers attached thereto (individually, a “Buyer” and collectively, the “Buyers”), whereby Seller (as a Buyer) (i) purchased at the Closing (as defined in the Securities Purchase Agreement) a senior secured convertible note of the Company with an initial principal amount of $4,000,000 (the “Original Note”), which is convertible into shares of Common Stock (as defined in the Securities Purchase Agreement) (the “Conversion Shares”) all in accordance with that certain Senior Secured Convertible Note agreement issued by Company and dated as of November 20, 2015 (the “Senior Secured Convertible Note Agreement”). Capitalized terms not defined herein shall have the meaning as set forth in the Securities Purchase Agreement;
WHEREAS, the Company has previously agreed that (i) the Original Note ranks senior to all outstanding and future indebtedness of the Company, and its Subsidiaries and the Original Note is secured by a first priority perfected security interest in all of the assets of the Company and certain of its direct and indirect U.S. Subsidiaries, including a pledge of (x) the capital stock of each of the U.S. Subsidiaries owned by the Company, and (y) the capital stock of each of the direct non-U.S. Subsidiaries owned by the Company or any of its U.S. Subsidiaries (up to 65%), as evidenced by the Security Documents and as further supported by the Guarantees;
WHEREAS, in accordance with Section 19 of the Senior Secured Convertible Note Agreement, Seller has caused the Original Note to be surrendered to the Company and has caused the Company to issue two (2) new notes in exchange therefor, the first being in the aggregate principal amount of $1,000,000 (with $23,000 of accrued and unpaid interest thereon) (the “Purchased Note”) and the second being in the aggregate principal amount of $2,400,000 (the “Remaining Note”);
WHEREAS, Seller desires to sell Purchaser and Purchaser desires to purchase from Seller the Purchased Note (together with any accrued and unpaid interest and other amounts payable with respect thereto) on the basis of the representations, warranties and agreements contained in this Agreement, and upon the terms but subject to the conditions set forth herein;
WHEREAS, Seller desires to assign to Purchaser and Purchaser desires to assume from Seller, its rights as a holder of the Purchased Note under the Securities Purchase Agreement (other than any rights pursuant to Section 4(o) of the Securities Purchase Agreement); and
WHEREAS, as a condition of the sale of the Purchased Note, the Purchaser has agreed to subordinate its rights pursuant to the Purchased Note and the Transaction Documents below the rights of the Purchaser under the Remaining Note in accordance with that certain Subordination Agreement in the form attached hereto as Exhibit A (the “Subordination Agreement”).
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Purchase of Purchased Note
(a)    Purchase and Sale. Seller hereby agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the Purchased Note. The aggregate purchase price for the Purchased Note shall be $1,023,000 (the “Purchase Price”).
(b)    Closing. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on the first (1st) Business Day after the satisfaction or waiver of the conditions to the closing set forth in Section 2 below at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178.
(c)    Form of Payment. On the Closing Date, Purchaser shall pay the Purchase Price to Seller for the Purchased Note by wire transfer of U.S. dollars and immediately available funds in accordance with Seller’s written wire instructions delivered to Purchaser on or prior to the Closing Date.
Section 2. Closing Conditions.
(a)    Purchaser Closing Conditions. The obligation of Purchaser to pay for the Purchased Note as provided herein on the Closing Date is subject to the following conditions, provided that these conditions are for Purchaser’s sole benefit and may be waived by Purchaser at any time in its sole discretion by providing Seller with prior written consent thereof.
(i)    On or prior to the Closing Date, Seller shall have delivered to Company the Original Note and irrevocable instructions that, upon written notification from Purchaser that the Closing Date has occurred, to split the Original Note into certificates representing the Purchased Note (in such denominations and registered in such names as Purchaser shall request) and the Remaining Note (in such denominations and registered in such names as Purchaser shall request) and to deliver such certificates representing the Purchased Note to Purchaser at the address set forth on the signature page of Purchaser and the Remaining Note to the Seller at the address set forth on the signature page of Seller.
(ii)    The representations and warranties of Seller shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and Seller shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.
(b)    Seller Closing Conditions. The obligation of Seller to sell the Purchased Note to Purchaser as provided herein on the Closing Date is subject to the following conditions, provided that these conditions are for Seller’s sole benefit and may be waived by Seller at any time in its sole discretion by providing Purchaser with prior written consent thereof.
(i)    On or prior to the Closing Date, Seller shall have received the Purchase Price from the Purchaser in U.S. dollars and immediately available funds.
(ii)    The representations and warranties of Purchaser shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to the Closing Date.
(iii)     The Company and the Purchaser shall have duly executed and delivered the Subordination Agreement to the Seller.
(iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.
(v)    Since the date of this Agreement, unless the Seller has given its prior written consent in its sole discretion, (A) no proceeding shall have been instituted by or against the Purchaser, the Company or any Subsidiary seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, composition of it or its debts or any similar order, in each case under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee, conservator, liquidating agent, liquidator, other similar official or other official with similar powers, in each case for it or for any substantial part of its property and or (B) none of the Purchaser, the Company or any Subsidiary shall have taken any corporate, limited liability company, partnership or similar action or any other action to authorize any action described in the immediately preceding clause (A).
(vi)    No action, investigation, suit, proceeding, claim or demand shall have been initiated or threatened against the Seller, the Company and/or any affiliate of either thereof which, in the Seller’s judgment, might reasonably be expected to affect the transactions contemplated by this Agreement (including without limitation the acquisition of the Purchased Note) or the practical realization by the Seller and its designees of the principal benefits or security intended to be provided by the Remaining Note, the Subordination Agreement or the Transaction Documents.
(vii)    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement (including without limitation the acquisition of the Purchased Note).
Section 3. Seller Representations and Warranties. Seller hereby represents, warrants and covenants to Purchaser as follows as of the date hereof:
(a)    This Agreement has been duly authorized, executed and delivered by Seller and constitutes a valid and legally binding agreement of Seller enforceable against Seller in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.
(b)    All government and other consents that are required to have been obtained by Seller with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with. Seller has complied and will comply with all applicable disclosure or reporting requirements in respect of the transaction contemplated hereby.
(c)    Seller has good and valid title to the Purchased Note free and clear of lien, mortgage, security interest, pledge, charge or encumbrance of any kind (“Liens”). Delivery of the Purchased Note to Purchaser will pass to Purchaser good and valid title to the Purchased Note, free and clear of Liens other than those of Purchaser or under securities laws.
(d)    The execution and delivery by Seller of this Agreement, the purchase by Seller of the Purchased Note and the performance by Seller of its obligations under this Agreement do not and will not violate or conflict with any law applicable to Seller, any order or judgment of any court or other agency of government applicable to Seller or any of Seller’s assets or any contractual restriction binding on or affecting Seller or any of Seller’s assets.
(e)    Seller is acting solely for Seller’s own account, and has made Seller’s own independent decision to enter into this Agreement and as to whether this Agreement is appropriate or proper for Seller based upon Seller’s own judgment and upon advice of such advisors as Seller deems necessary. Seller acknowledges and agrees that Seller is not relying, and has not relied, upon any communication (written or oral) of Purchaser or any affiliate, employee or agent of Purchaser with respect to the legal, accounting, tax or other implications of this Agreement and that Seller has conducted Seller’s own analyses of the legal, accounting, tax and other implications hereof and thereof; it being understood that information and explanations related to the terms and conditions of this Agreement shall not be considered investment advice or a recommendation to enter into this Agreement. Seller acknowledges that neither Purchaser nor any affiliate, employee or agent of Purchaser is acting as a fiduciary for or an advisor to Seller in respect of this Agreement.
(f)    Seller acknowledges that (i) Purchaser currently may have, and later may come into possession of, information with respect to the Company that is not known to Seller and that may be material to a decision to sell the Purchased Note for the Purchase Price (“Seller Excluded Information”), (ii) Seller has determined to sell the Purchased Note notwithstanding its lack of knowledge of Seller Excluded Information, if any, and (iii) Purchaser shall have no liability to Seller, and Seller waives and releases any claims that it might have against Purchaser, whether under applicable securities laws or otherwise, with respect to the nondisclosure of Seller Excluded Information, if any, in connection with Seller's sale of the Purchased Note for the Purchase Price in accordance herewith; provided, however, that Seller Excluded Information, if any, shall not and does not affect the truth or accuracy of the representations or warranties of Purchaser in this Agreement.
Section 4. Purchaser Representations and Warranties. Purchaser hereby represents and warrants to Seller as follows:
(a)    Purchaser understands that the Purchased Note and the Conversion Shares have not been and are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless subsequently registered thereunder or an exemption from such registration is available.
(b)    Purchaser is an entity duly organized and validly existing under the laws of the jurisdiction of its formation. Purchaser has all the requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Purchaser and shall constitute the legal, valid and binding obligation of Purchaser enforceable against it in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.
(c)    Purchaser (a) is a sophisticated person with respect to the sale of the Purchased Note; (b) has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the purchase of the Purchased Note; and (c) has independently and without reliance upon Seller, and based on such information as Purchaser has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that Purchaser has relied upon Seller's express representations, warranties and covenants in this Agreement. Purchaser acknowledges that Seller has not given Purchaser any investment advice, credit information or opinion on whether the purchase of the Purchased Note is prudent.
(d)    Purchaser is purchasing the Purchased Note solely for its own account and not with a view to the distribution or resale of the Purchased Note or its rights thereunder except pursuant to a registration statement declared effective under, or an exemption from the registration requirements of, the Securities Act.
(e)    Purchaser is voluntarily assuming all risks associated with the purchase of the Purchased Note and expressly warrants and represents that (i) Purchaser has not made, and the Purchaser disclaims the existence of or its reliance on, any representation by the Seller concerning the Company or the Purchased Note; (ii) Purchaser is not relying on any disclosure or non-disclosure made or not made, or the completeness thereof, in connection with or arising out of the purchase of the Purchased Note; (iii) Purchaser has no claims against the Seller or the Company with respect to the foregoing and if any such claim may exist, the Purchaser, recognizing its disclaimer of reliance and the Seller’s reliance on such disclaimer as a condition to entering into this transaction, covenants and agrees not to assert it against the Seller, the Company or any of the Seller’s partners, representatives, agents or affiliates; (iv) the Seller and the Company shall have no liability; and (v) Purchaser waives and releases any claim that it might have against the Seller and/or the Company or any of the Seller’s partners, representatives, agents and affiliates whether under applicable securities law or otherwise, based on any Seller’s knowledge, possession or nondisclosure to the Purchaser of any material, non-public information concerning the Company or its future prospects.
(f)    Purchaser is an “accredited investor” (as defined in Regulation D under the Securities Act) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transaction contemplated herein, and it is able to bear the economic risk of such purchase.
(g)    Purchaser understands that the Purchased Note is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws.
(h)    Purchaser understands that the Purchased Note shall bear the legends set forth in the Securities Purchase Agreement and such legends shall not be removed except in accordance therewith.
(i)    Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.
(j)    Purchaser acknowledges that (i) Seller currently may have, and later may come into possession of information with respect to the Company that is not known to Purchaser and that may be material to a decision to purchase the Purchased Note for the Purchase Price (“Purchaser Excluded Information”), (ii) Purchaser has determined to purchase the Purchased Note notwithstanding its lack of knowledge of Purchaser

Excluded Information, if any, and (iii) Seller shall have no liability to Purchaser, and Purchaser waives and releases any claims that it might have against Seller, whether under applicable securities laws or otherwise, with respect to the nondisclosure of Purchaser Excluded Information, if any, in connection with Purchaser's purchase of the Purchased Note for the Purchase Price in accordance herewith; provided, however, that Purchaser Excluded Information, if any, shall not and does not affect the truth or accuracy of the representations or warranties of Seller in this Agreement.
Section 5. Payment of Expenses. Each party hereto shall be liable for its own costs and expenses in connection with the transactions contemplated hereby.
Section 6. Covenants.
(a)    Seller, for good and valuable consideration, effective as of the Closing Date, hereby assigns, transfers, conveys and delivers to Purchaser all of its right, title and interest in and to the Purchased Note, and solely including such portion of any rights related to the Purchased Note (but excluding such portion of any rights related to the Remaining Note and excluding any rights pursuant to Section 4(o) of the Securities Purchase Agreement) to the Securities Purchase Agreement.
(b)    Purchaser, for good and valuable consideration, effective as of the Closing Date, hereby agrees to be bound by the terms of the Securities Purchase Agreement with respect to the Purchased Note. In addition, Purchaser shall execute and deliver to Seller and the Company the Notice and Acknowledgment of Transfer attached hereto as Exhibit A agreeing to be bound by all of the provisions contained therein.
Section 7. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:
If to Seller to the address set forth on the signature page of the Seller attached hereto, with a copy (for information purposes only) to:
Kelley Drye & Warren LLP
101 Park Avenue
New York, NY 10178
Telephone: (212) 808-7540
Facsimile: (212) 808-7897
Attention: Michael A. Adelstein, Esq.
If to Purchaser to the address set forth on the signature page of the Purchaser attached hereto.
Any party hereto may change the address for receipt of communications by giving written notice to the others.
Section 8. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT

JURISDICTION SITTING IN THE COUNTY, CITY, AND STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
Section 9. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements among Purchaser, Seller, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Seller nor Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.
Section 10. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
Section 11. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
Section 12 Further Assurances. Each party shall use its commercially reasonable efforts to do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
Section 13 Confidentiality. Each party agrees that, except as otherwise compelled by law, court order or by a competent regulator, it will not issue any reports, statements or releases, in each case relating to this Agreement or the transactions contemplated hereby, without the prior written consent of the other party hereto. Notwithstanding anything to the contrary set forth herein, any party and each representative of such party may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement, and all materials of any kind (including opinions or other tax analyses) related to such tax treatment and tax structure.
Section 14 Successors. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Purchased Note.
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IN WITNESS WHEREOF, Purchaser and Seller have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

SELLER: DOMINION CAPITAL LLC By: /s/ Mikhail Gurevich Name: Mikhail Gurevich Title: Managing Member
Address: 341 West 38th Street Suite 800 New York NY 10018 Attention: Daniel Kordash, Mikhail Gurevich

IN WITNESS WHEREOF, Purchaser and Seller have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

PURCHASER: ROCHON CAPITAL PARTNERS, LTD. By: /s/ Heidi Hafer Name: Heidi Hafer Title: Executive Vice President
Address: 2950 N Harwood 22nd Floor Dallas, Texas 75201 Attention: Heidi Hafer

EXHIBIT A
Notice and Acknowledgement AND JOINDER AGREEMENT

This Notice and Acknowledgement and Joinder Agreement (the “Notice and Acknowledgement”) dated as of June 6, 2017, by and between JRjr33, Inc. (f/k/a CVSL Inc.), a Florida corporation (the “Company”) and Rochon Capital Partners, Ltd., a Texas limited partnership (the “Assignee”)
Reference is made to (a) the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of November 20, 2015, by and among the Company, and the investors listed on the Schedule of Buyers attached thereto (individually, a “Buyer” and collectively, the “Buyers”), whereby Dominion Capital LLC (the “Assignor”) (as a Buyer) purchased at the Closing (as defined in the Securities Purchase Agreement) a senior secured convertible note with an initial principal amount $4,000,000 (the “Original Note”) and (b) the Securities Purchase Agreement (the “Assignment Agreement”), dated as of June 6, 2017, by and between the Assignor and the Assignee, whereby the Assignor (i) sold to the Assignee $1,000,000 in aggregate principal amount of the Original Note (with $23,000 of accrued and unpaid interest thereon) (the “Purchased Note”) and (ii) assigned to Assignee its rights as a holder of the Purchased Note pursuant to the Securities Purchase Agreement (other than any rights pursuant to Section 4(o) of the Securities Purchase Agreement, which was not assigned to the Assignee) (collectively, the “Sale and Assignment”).
The Company and the Assignee hereby agree as follows:

1.	The Company hereby acknowledges that it has received notice of the Sale and Assignment in accordance with the Assignment Agreement as of the date first above written.

2.
The Assignee (i) agrees that it will perform in accordance with their terms all of the agreements and obligations which by the terms of the Securities Purchase Agreement is required to be performed by it as a Buyer and, as of the Effective Date (as defend below), the terms of the Securities Purchase Agreement shall be the binding obligations of the Assignee; (ii) represents and warrants that the representations and warranties of Buyer contained in the Securities Purchase Agreement are true and correct in all material respects as if made by the Assignee on the date hereof; and (iii) agrees that it shall execute and deliver such additional documents assuming the obligations of the Assignor and perform all tasks reasonably requested by the Company to effect the assignment contemplated hereby.

3.	This agreement shall become effective on such date (the “Effective Date”) as the Company, the Assignee and the Assignor have executed and delivered this Notice and Acknowledgement.

4.
The Company and the Assignee agree that as of the Effective Date the Assignee shall be a party to the Securities Purchase Agreement and, to the extent provided in this Notice and Acknowledgement, have the rights and obligations under the Securities Purchase Agreement of the Assignor with respect to the Purchased Note (other than any rights pursuant to Section 4(o) of the Securities Purchase Agreement, which was not assigned to the Assignee).

5.
Each of the parties represents and warrants that it is duly authorized to enter into this Notice and Acknowledgement. This Notice and Acknowledgement shall be binding on each party's successors and permitted assigns. This Notice and Acknowledgement is personal to the parties and may not be assigned or transferred by any party without the prior written consent of the other parties.

6.
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL

OR STATE COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY, CITY, AND STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
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In witness whereof, the parties hereto have caused this Notice and Acknowledgment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY:
JRJR33, INC. (F/K/A CVSL INC.)

By:	/s/ John P. Rochon

Name:	John P. Rochon

Title	Chairman & CEO

ASSIGNEE:
ROCHON CAPITAL PARTNERS, LTD.

By:	/s/ Heidi Hafer

Name:	Heidi Hafer

Title:	Executive Vice President